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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 29, 2001
                                                           -------------


                                   Curis, Inc.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-30347                                  04-3505116
   -----------------------------           -------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

         61 Moulton Street
     Cambridge, Massachusetts                             02138
 -----------------------------------              ---------------------
  (Address of Principal Executive                       (Zip Code
            Offices)

                                 (617) 503-6500
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
            --------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)
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     ITEM 5. OTHER EVENTS.

     On June 29, 2001, Curis, Inc. (the "Company") entered into a binding letter of intent with Elan International Services, Ltd. ("EIS"), Elan Pharma International Limited, an affiliate of EIS ("EPIL"), and Neuralab Limited, a wholly-owned indirect subsidiary of Elan Corporation, plc ("Neuralab"), pursuant to which the Company and EIS will form and fund a new corporation ("NewCo") to develop compounds that are hedgehog agonists for the treatment and/or prevention of human neurological disorders.

     The letter of intent provides that upon the consummation of a definitive agreement the Company will (i) issue to EIS shares of a newly-created class of convertible exchangeable preferred stock valued at $12,015,000 and which are convertible into shares of the Company's common stock at a price per share of $14.12; (ii) issue to EPIL a convertible promissory note in the aggregate principal amount of up to $8,010,000 (excluding capitalized interest) in order to fund the Company's development funding contributions to NewCo, which note shall be convertible into shares of the Company's common stock at a price per share of $8.63 in connection with the credit facility; (iii) issue to EIS 546,448 shares of the Company's common stock at a price per share of $7.32; and
(iv) issue to EIS a five-year warrant to purchase 50,000 shares of the Company's common stock at a price per share of $10.46.

     The letter of intent sets forth the terms and conditions for funding and licensing technology to NewCo. The letter of intent provides that upon the consummation of definitive documents the Company will subscribe for a controlling interest in a joint venture with EIS. EIS, however, will have certain rights to prevent NewCo from undertaking certain fundamental transactions without its consent.

     The letter of intent provides that upon consummation of definitive documents the Company will grant an exclusive license to, and Neuralab will grant a non-exclusive license to, NewCo with respect to certain technology related to NewCo's business purpose. In addition, Neuralab will hold a first option to commercialize and a first right to manufacture any compounds developed by NewCo.


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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) Financial Statements of Business Acquired.
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     Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

     Not applicable.

     (c) Exhibits.
         --------

     Not applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2001                           CURIS, INC.
                                  --------------------------------
                                             (Registrant)


                                  By: /s/ Doros Platika
                                  --------------------------------
                                      Doros Platika
                                      President and Chief Executive Officer

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